LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”) is made as of July 31, 2007 by and between Terabeam, Inc., a Delaware corporation with its principal executive offices located at 2115 O’Nel Drive, San Jose, CA  95131 (“Licensor”), and Civitas Wireless Solutions, LLC, a Colorado limited liability company with its principal executive offices located at 1400 Glenarm Place, Suite 100, Denver, CO  80202 (“Licensee”).

RECITALS

A.           Licensee and Licensor’s subsidiary, Ricochet Networks, Inc., a Delaware corporation (“RNI”), entered into an Asset Purchase Agreement, dated as of even date hereof (the “APA”), pursuant to which Licensee agreed to purchase and assume, and RNI agreed to sell and transfer, specified assets and liabilities of RNI as identified in the APA.

B.           It is a condition precedent to closing the transactions contemplated by the APA that Licensor and Licensee enter into this Agreement.

NOW, THEREFORE, in consideration of the above recitals and the mutual agreements set forth below, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties, intending to be legally bound, agree as follows:

1.           LICENSE.  Licensor hereby grants to Licensee a personal and non-transferable, perpetual, royalty-free, non-exclusive license to use any of the patents and patent applications set forth on Schedule A that has an application to providing high-speed (data rates below 500 Kbps) wireless Internet connectivity service to subscribers using Licensee’s proprietary microcellular digital radio communications network in the metropolitan Denver, Colorado geographic area and in the other metropolitan areas in the United States where RNI’s equipment had been deployed prior to Closing as listed on Schedule B, but only as necessary for Licensee to continue and conduct the normal business of RNI substantially as previously conducted by RNI.  Licensee may sublicense this license, but only as necessary for Licensee to continue and conduct the normal business of RNI as heretofore conducted and not for the independent use of or by any third party (unless otherwise specifically approved in writing by Licensor (which approval may be granted or withheld at the sole discretion of Licensor)).  Licensee may not sell, convey, assign, or otherwise transfer this license or any rights or obligations hereunder without the prior written consent of Licensor (which may be granted or withheld at the sole discretion of Licensor).  Any purported sublicense or transfer by Licensee in violation of the foregoing or beyond the scope of the foregoing shall be null and void and of no force or effect.

2.           DISPUTE RESOLUTION; GOVERNING LAW.

2.1           This Agreement shall be governed and construed in accordance with the substantive laws of the State of Delaware without regard to any principles of conflicts of law.

2.2           If a dispute arises out of this Agreement, or the interpretation, breach, termination or validity thereof, each of the parties agrees to first request a meeting of senior management of the parties in a written notice that references this paragraph.  That meeting shall occur at a mutually agreeable time and place within twenty (20) days of any such written notice.  Neither party shall assert any claim of laches, waiver, estoppel, or the like based on the time elapsed by following this procedure.  If the dispute is unresolved in whole or in part within twenty (20) days of such meeting, either party may commence a legal proceeding.  Each party hereby irrevocably agrees that any legal action or proceeding by or against it arising out of this Agreement or the transactions contemplated hereby shall be brought only in the courts of the State of Delaware in and for the County of New Castle or (if it has jurisdiction) the U.S. District Court for the District of Delaware.  Each of the parties hereto irrevocably consents to the exclusive jurisdiction of any such state or federal court in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them by mailing copies thereof by registered United States mail, postage prepaid, to their address as specified in or pursuant to Section 3.3 or in any manner authorized by the laws of the State of Delaware for such persons, and waives and covenants not to assert or plead any objection which they might otherwise have to such forum, such jurisdiction, and such process.

3.           MISCELLANEOUS .

3.1           This Agreement (including Schedule A, which is hereby incorporated in the terms of this Agreement) sets forth the entire understanding and agreement among the parties as to matters covered herein and therein and supersedes any prior and contemporaneous understanding, agreement or statement (written or oral) of intent among the parties with respect to the subject matter hereof.  No provision of this Agreement may be altered, amended, modified, waived, or otherwise changed in any way except by a written instrument, which specifically identifies the intended alteration, amendment, modification, waiver, or other change and clearly expresses the intention to so change this Agreement, signed by Licensor and Licensee.

3.2           This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.  This Agreement may be executed by facsimile signature or electronic exchanges of documents bearing a scanned signature, and a facsimile or copy of a signature is valid as an original.

3.3           Any notice required or permitted by this Agreement shall be in writing and shall be delivered as follows with notice deemed given as indicated: (i) by personal delivery when delivered; (ii) by overnight courier upon written verification of receipt; (iii) by facsimile transmission when confirmed by facsimile transmission; or (iv) by certified or registered mail, return receipt requested, upon verification of receipt.  All notices must be sent to the addresses first described above or to such other address that the receiving party may have provided for the purpose of notice in accordance with this Section 4.3.

3.4           The failure of either party hereto to exercise any right hereunder shall not be deemed to be a waiver of such right.  The failure of either party to require performance by the other party of any provision of this Agreement shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach or any provision hereof be taken or held to be a waiver of the provision itself.  All rights and remedies of any party are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

3.5           If any part, term or provision of this Agreement not being of a fundamental nature is held illegal or unenforceable by any court of competent jurisdiction, that part, term or provision shall be deemed automatically adjusted to conform to the requirements for validity (or deleted if it cannot be so adjusted) and the validity and enforceability of the remainder of this Agreement shall not be affected.

3.6           Unless otherwise expressly provided, no provision of this Agreement shall give any rights, remedies or other benefits to any person or entity other than Licensor and Licensee.

3.7           Licensor and Licensee shall each pay its own costs, charges and expenses incurred in connection with the preparation and implementation of this Agreement and the transactions contemplated by this Agreement.

3.8           Only the license expressly granted in this Agreement is granted by Licensor, and no implied licenses or rights are granted or intended.

3.9           This Agreement shall apply to, shall be binding in all respects upon, and shall inure to the benefit of, the respective successors and assigns of the parties hereto; provided, however, that neither party shall have the right to assign this Agreement or the provisions hereof, whether by assignment or operation of law, without the consent of the other party hereto.

[Signature Page(s) to Follow]

IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of the parties effective the day and year first written above.

TERABEAM, INC.	CIVITAS WIRELESS SOLUTIONS, LLC

By: /s/ David L. Renauld	By: /s/ Judi A. Evans
Print Name: David L. Renauld	Print Name: Judi A. Evans
Title: Vice President	Title: Manager